UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): April 27, 2022
Brixmor Property Group Inc.
Brixmor Operating Partnership LP
(Exact Name of Registrant as Specified in Charter)

Maryland	001-36160	45-2433192
Delaware	333-256637-01	80-0831163
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
450 Lexington Avenue
New York, New York 10017
(Address of Principal Executive Offices, and Zip Code)
(212) 869-3000
(Registrant’s Telephone Number, Including Area Code)
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	BRX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Brixmor Property Group Inc. Yes ☐ No ☑              Brixmor Operating Partnership LP Yes ☐ No ☑
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
Brixmor Property Group Inc. ☐                     Brixmor Operating Partnership LP ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As described below in Item 5.07 of this Current Report on Form 8-K, on April 27, 2022, Brixmor Property Group Inc. (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”) at which the Company’s stockholders approved the Brixmor Property Group Inc. 2022 Omnibus Incentive Plan (the “2022 Incentive Plan”), which will replace the Brixmor Property Group Inc. 2013 Omnibus Incentive Plan. The Board of Directors of the Company (the “Board”) approved the 2022 Incentive Plan on February 1, 2022.

A description of the material terms of the 2022 Incentive Plan is set forth in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on March 15, 2022 (the “Proxy Statement”), which is incorporated herein by reference.

The description of the 2022 Incentive Plan contained herein and in the Proxy Statement are qualified in their entirety by reference to the full text of the 2022 Incentive Plan, which is attached to this Current Report on Form 8-K as Exhibit 10.1 and incorporated herein by reference.

Item 5.07    Submission of Matters to a Vote of Security Holders

    On April 27, 2022, the Company held the Annual Meeting. At the Annual Meeting, stockholders voted on the matters disclosed in the Proxy Statement. The final voting results for the matters submitted to a vote of stockholders were as follows:

Item 1 - Election of Directors

    At the Annual Meeting, the Company’s stockholders elected the nine persons listed below as directors to serve until the Company’s 2023 annual meeting of stockholders or until their respective successors are duly elected and qualified:

	Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
James M. Taylor Jr.	274,135,522	1,512,895	71,037	5,312,091
John G. Schreiber	272,240,189	3,404,191	75,072	5,312,093
Michael Berman	273,963,789	1,680,645	75,019	5,312,092
Julie Bowerman	272,587,048	3,059,925	72,480	5,312,092
Sheryl M. Crosland	274,348,772	1,298,304	72,377	5,312,092
Thomas W. Dickson	274,316,182	1,327,726	75,546	5,312,091
Daniel B. Hurwitz	274,111,468	1,532,400	75,583	5,312,094
Sandra A. J. Lawrence	270,696,046	4,950,917	72,491	5,312,091
William D. Rahm	271,967,878	3,676,131	75,443	5,312,093

Item 2 - Ratification of Appointment of Deloitte & Touche LLP as Independent Registered Public Accounting Firm

    The Company’s stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2022.

Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
280,543,473	403,248	84,824	0

Item 3 - Non-Binding Vote on Executive Compensation

    The Company’s stockholders approved, on a non-binding advisory basis, a resolution to approve the compensation paid to the Company’s named executive officers as disclosed in the Proxy Statement.

Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
268,228,273	7,330,828	160,351	5,312,093

Item 4 - Approval of the 2022 Incentive Plan

    The Company’s stockholders approved the 2022 Incentive Plan.

Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
269,085,571	6,553,322	80,559	5,312,093

Item 9.01    Financial Statements and Exhibits

(d) The following exhibits are attached to this Current Report on Form 8-K

10.1	Brixmor Property Group Inc. 2022 Omnibus Incentive Plan

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Date: April 29, 2022	BRIXMOR PROPERTY GROUP INC.

	By:	/s/ Steven F. Siegel
	Name:	Steven F. Siegel
	Title:	Executive Vice President,
General Counsel and Secretary

BRIXMOR OPERATING PARTNERSHIP LP

	By:	Brixmor OP GP LLC, its general partner

	By:	BPG Subsidiary LLC, its sole member

	By:	/s/ Steven F. Siegel
	Name:	Steven F. Siegel
	Title:	Executive Vice President,
General Counsel and Secretary